UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2024

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on November 9, 2023, following a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures, the Debtors entered into a certain asset purchase agreement (the “Powered APA”) with Volvo Battery Solutions LLC (“Volvo”), part of Volvo Group, and Mack Trucks, Inc., as guarantor of certain obligations of Volvo under the Powered APA, for the sale of substantially all of the Debtors’ assets used in the conduct of the Proterra Powered business (the “Powered Assets”) to Volvo as described in the Powered APA (the “Powered Sale”). The Powered Sale was subject to the approval of the Bankruptcy Court. The Bankruptcy Court entered an order approving the Powered Sale on November 29, 2023.

On February 1, 2024, the Debtors and Volvo consummated the Powered Sale. The purchase price for the Powered Assets was approximately $223 million, plus the assumption of certain liabilities and the payment of certain cure amounts.

The financial impact to the Company of the disposition of the Powered Assets will be reflected in the monthly operating reports of the Company commencing for the month of February 2024.

The Company expects that no proceeds from the Powered Sale will be distributed to the Company’s stockholders. The Chapter 11 Cases remain pending. The terms of the proposed Third Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate, as filed with the Bankruptcy Court on January 25, 2024, provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the Chapter 11 Cases.

The Powered APA, as well as other filings for the Debtors’ bankruptcy proceedings and further information regarding such proceedings can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/proterra. The information in that website or available elsewhere is not incorporated by reference and does not constitute part of this Current Report on Form 8-K (“Form 8-K”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Resignation of David S. Black as Chief Financial Officer

On February 1, 2024, in connection with the closing of the Powered Sale, David S. Black resigned as Chief Financial Officer of the Company.

Resignation of Christopher L. Bailey as Chief Business Officer

On February 1, 2024, in connection with the closing of the Powered Sale, Christopher L. Bailey resigned as Chief Business Officer of the Company.

Resignation of Jeffrey D. Embt as Chief Accounting Officer

On February 1, 2024, in connection with the closing of the Powered Sale, Jeffrey D. Embt resigned as Chief Accounting Officer of the Company.

Resignation of Julian R. Soell as Chief Operating Officer

As previously disclosed, Julian R. Soell resigned as Chief Operating Officer of the Company, effective March 15, 2024. Mr. Soell’s resignation has been revised to take effect February 2, 2024.

(c)

Appointment of Justin Derek Pugh as Acting Chief Financial Officer

Justin Pugh, has served as Chief Transformation Officer of the Debtors since August 7, 2023. In his capacity as Chief Transformation Officer of the Debtors, Mr. Pugh has authority to act on behalf of the Debtors in connection with activities related to operational analysis and reporting, negotiation with counterparties, and any other activities related to the Debtors Chapter 11 Cases, in each case as may be requested by the Debtors’ Chief Executive Officer.

Effective as of February 1, 2024, the Restructuring Committee of the Boards of Directors of the Debtors (which has been vested with the full power and authority of the Boards of Directors of the Debtors with respect to certain activities related to the Debtors’ Chapter 11 Cases) approved that Mr. Pugh, in his capacity as the Debtors’ Chief Transformation Officer, shall assume all of the responsibilities, and the authority to act on behalf of the Debtors, of the Debtors’ acting Chief Financial Officer until a permanent Chief Financial Officer is appointed; provided that, for the avoidance of doubt, Mr. Pugh’s compensation as Chief Transformation Officer shall continue to be governed by the terms of that certain Chief Transformation Officer and Support Personnel agreement, dated as of August 7, 2023, between the Debtors and FTI Consulting, Inc. (“FTI”).

Mr. Pugh, age 42, is a Senior Managing Director at FTI, a global consulting firm, where he has worked since 2017. Mr. Pugh earned a bachelor’s degree in finance and a master’s degree in finance and mathematics from Louisiana State University and an MBA from the University of Rochester. He is a chartered financial analyst and certified public accountant. As previously disclosed by the Company in its Third Amended Disclosure Statement for Third Amended Proposed Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate (Solicitation Version), attached as Exhibit 99.2 to a Current Report on Form 8-K filed on January 29, 2024, FTI serves as financial advisor to the Company to support their contingency planning efforts.

There is no family relationship between Mr. Pugh and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, nor are there any arrangements between any of Mr. Pugh and any other persons pursuant to which Mr. Pugh was selected to serve as an officer.

Item 8.01 Other Events

Resignation of Jeffrey E. Mitchell as General Counsel

On February 1, 2024, in connection with the closing of the Powered Sale, Jeffrey E. Mitchell resigned as General Counsel of the Company.

Cautionary Note Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceedings will be highly speculative and will pose substantial risks. The terms of the proposed Third Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate, as filed with the Bankruptcy Court on January 25, 2024, provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. As a result, the shares of common stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to the absence of any recovery by holders thereof in the Company’s bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024

PROTERRA INC

By:	/s/ Gareth T. Joyce
	Name:	Gareth T. Joyce
	Title:	Chief Executive Officer